UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2005

Bio-Imaging Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-2872047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(267) 757-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2005, Bio-Imaging Technologies, Inc., a Delaware corporation (the “Company”), and Medic Alert Foundation United States, Inc. (“MedicAlert”) entered into a Development and Supply Agreement (the “Agreement”), for a term of five years, pursuant to which the Company’s CapMed division will develop for, and be the exclusive U.S. supplier and non-exclusive worldwide supplier to, MedicAlert of software designed for storing, managing, transporting and communicating personal health records and medical information on a personal computer and portable flash memory device. The financial terms of the agreement were not disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.

Dated: June 24, 2005	By:	/s/ Mark L. Weinstein
	Name:	Mark L. Weinstein
	Title:	President and Chief Executive Officer